EXHIBIT 10.13

                        AGREEMENT REGARDING REAL PROPERTY


     This AGREEMENT REGARDING REAL PROPERTY ("Agreement") is entered into as of September 22, 1997 by and between Meridian Industrial Trust, Inc., a Maryland corporation ("Meridian"), and EastGroup Properties, L.P., a Delaware limited partnership ("EastGroup").

                                    RECITALS

     A.   Meridian is the contract purchaser under the following agreements:
(i) Purchase and Sale Agreement (Industrial Package Sale - Michigan, Louisiana and Virginia) dated May 29, 1997 by and between The Prudential Insurance Company of America ("Prudential"), as seller, and Meridian, as buyer (as amended, the "Louisiana Agreement"), (ii) Purchase and Sale Agreement (Industrial Package Sale - 460 Ellis Road (Jacksonville) and Centerport) dated May 29, 1997 by and between Prudential, as seller, and Meridian, as buyer (as amended, the "Ellis Road Agreement") and (iii) Purchase and Sale Agreement (Real Estate in Jacksonville, Florida) dated May 29, 1997 by and between Prudential and One Federal Street Joint Venture, as sellers, and Meridian, as buyer (as amended, the "Jacksonville Agreement"). The Louisiana Agreement, the Ellis Road Agreement and the Jacksonville Agreement are sometimes referred to collectively herein as the "Purchase Agreements". Capitalized terms used in this Agreement and not defined herein shall have the meanings set forth in the Purchase Agreements.

     B. Pursuant to the Purchase Agreements, Meridian has agreed to purchase from the sellers thereunder (the "Sellers"), and the Sellers have agreed to sell to Meridian, the Real Property, Personal Property and other property rights described therein. Meridian desires to exercise its right to require the Sellers to convey a portion of the Real Property described in the Purchase Agreements directly to EastGroup. Such portion of the Real Property is referred to herein as the "Subject Property", and the Real Property component thereof is more fully described in EXHIBIT A attached hereto.

     C. Meridian desires to assist and cooperate with EastGroup to facilitate EastGroup's acquisition of the Subject Property, and EastGroup desires to
(i) acquire the Subject Property and (ii) pay that portion of the Purchase Price under the Purchase Agreements that applies to the Subject Property, all as more fully set forth in this Agreement.

     D. Pursuant to the Purchase Agreements, the Sellers have agreed to transfer the Subject Property directly to EastGroup at the Closing on the sale of the Real Property.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Meridian and EastGroup hereby agree as follows:

     1. TRANSFER OF SUBJECT PROPERTY. With respect to the Subject Property only, Meridian shall exercise its right to require the Sellers to convey the Subject Property directly to EastGroup at the Closing. EastGroup shall take such action as necessary to acquire the Subject Property directly from the Sellers at the Closing, including, without limitation, paying that portion of the Purchase Price that applies to the Subject Property.

     2. PURCHASE PRICE. The aggregate purchase price (the "Purchase Price") for the Subject Property shall be Forty-Nine Million Seven Hundred Nine Thousand Eight Hundred Forty-Five Dollars ($49,709,845.00), allocated among the projects comprising the Subject Property as set forth in EXHIBIT B attached hereto, subject to closing adjustments as provided in the Purchase Agreements. The Closing shall occur on September 24, 1997. On or before the day that is one (1) day prior to the Closing under the Purchase Agreements, EastGroup shall execute the Closing Statements and deposit with Escrow Agent that portion of the Purchase Price that applies to the Subject Property, plus closing costs as indicated on the closing statements prepared by Escrow Agent, less the Loan Amount (as hereinafter defined). EastGroup's failure to timely deposit the Balance with the Escrow Agent shall be a breach of this Agreement.

     3. DEPOSIT. Meridian has made a Deposit with Escrow Agent in respect of the Real Property in the amount of Two Million Dollars ($2,000,000.00) pursuant to the terms of the Purchase Agreements, which Deposit shall be credited towards the Purchase Price of the Real Property other than the Subject Property at Closing. At Closing, all interest accrued on the Deposit shall be paid to Meridian by Escrow Agent.

     4. LOAN. In connection with EastGroup's purchase of the Subject Property, at Closing on EastGroup's purchase of the Subject Property, Meridian and EastGroup shall enter into a loan transaction pursuant to which Meridian shall lend to EastGroup, and EastGroup shall borrow from Meridian, the sum of Forty-Five Million Dollars ($45,000,000.00) (the "Loan Amount"), pursuant to and in accordance with the loan documents ("Loan Documents") executed by EastGroup at Closing on its purchase of the Subject Property, which Loan Documents are listed on EXHIBIT C attached hereto.

     5. APPROVAL OF DUE DILIGENCE, CONDITION OF TITLE. EastGroup acknowledges that it has conducted and approved its Due Diligence with respect to the Subject Property. EastGroup further acknowledges that it has examined, and has approved the state and condition of title to the Subject Property in accordance with the Proforma Policies and Title Reports referenced on EXHIBIT D attached hereto.

     6. CLOSING COSTS. EastGroup shall pay all fees and costs required of Meridian, as Buyer, in respect of the Subject Property pursuant to, and in the manner specified in, the Purchase Agreements.

     7.   REPRESENTATIONS AND WARRANTIES.

          (a) EastGroup represents and warrants to Meridian that: EastGroup is duly organized or formed, validly existing and in good standing under the laws of the State of Delaware and is in good standing under the laws of the states in which the Subject Property is located, and is authorized to consummate the transactions contemplated hereby and fulfill all of its obligations hereunder and buyer's obligations under the Purchase Agreements with respect to the Subject Property and such other documents contemplated hereunder to be executed by EastGroup, and EastGroup has received all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by EastGroup, and to perform all of the buyer's obligations under the Purchase Agreements with respect to the Subject Property and EastGroup's obligations hereunder; this Agreement and all documents contemplated hereunder to be executed by EastGroup have been duly authorized by all requisite action on the part of EastGroup and are the valid and legally binding obligations of EastGroup, enforceable in accordance with their respective terms; neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by EastGroup, nor the performance of the obligations of EastGroup hereunder or thereunder will result in the violation of any provision of the organizational documents of EastGroup or to EastGroup's knowledge will conflict with any order or decree of any court or governmental instrumentality by which EastGroup is bound; and EastGroup has the financial capability to complete the transaction contemplated in this Agreement and the Purchase Agreements.


          (b) Meridian warrants and represents to EastGroup that: Meridian is duly organized, validly existing and in good standing under the laws of the State of Maryland, and is authorized to consummate the transactions contemplated hereby, and fulfill all of its obligations hereunder and such other documents contemplated hereunder to be executed by Meridian, and Meridian has received all necessary power to execute and deliver this Agreement and all documents contemplated hereunder to be executed by Meridian; this Agreement and all documents contemplated hereunder to be executed by Meridian have been duly authorized by all requisite action on the part of Meridian and are the valid and legally binding obligations of Meridian, enforceable in accordance with their respective terms; neither the execution and delivery of this Agreement and all documents contemplated hereunder to be executed by Meridian, nor the performance of the obligations of Meridian hereunder or thereunder will result in the violation of any provision of the organizational documents of Meridian or to Meridian's knowledge will conflict with any order or decree of any court or governmental instrumentality by which Meridian is bound.

     8.   INDEMNIFICATION.

          (a) EastGroup shall indemnify, defend and hold Meridian harmless from and against any and all loss, cost, claims, damages and liability arising from or relating to any: (i) breach by EastGroup of Meridian's obligations under the Purchase Agreements with respect to the Subject Property, or (ii) any breach by EastGroup of EastGroup's obligations under this Agreement.

          (b) Meridian shall indemnify, defend and hold EastGroup harmless from and against any and all loss, cost, claims, damages and liability arising from or relating to any: (i) breach by Meridian of Meridian's obligations under the Purchase Agreements, or (ii) any breach by Meridian of Meridian's obligations under this Agreement.

     9. ESTOPPEL CERTIFICATES. To the extent the same are assignable, Meridian hereby assigns to EastGroup, effective as of Closing on EastGroup's purchase of the Subject Property, all the rights and benefits of Meridian in, to and under all estoppel certificates delivered by tenants of the Subject Property (or Sellers, or either of them, in respect thereof) to Meridian, and agrees that Meridian shall, at the request of EastGroup and at EastGroup's sole cost and expense, endeavor in good faith to enforce the terms of such estoppel certificates against the signer thereof for the benefit of EastGroup. EastGroup represents to Meridian that it has reviewed and approved all such estoppel certificates, and acknowledges that Meridian has made no warranty, express or implied, respecting the accuracy thereof.

     10. PURCHASE AGREEMENTS AND COLLATERAL DOCUMENTS. It is understood and agreed that Sellers have, prior to the date hereof, executed certain Closing documents in respect of the Subject Property, which Closing documents identify Meridian as the purchaser of the Subject Property. Such Closing documents include, but are not limited to, bills of sale in respect of Personal Property, and Assignments of Leases and Assignments of Warranties, and are herein referred to as the "Meridian Collateral Documents". To the extent the same are assignable, Meridian hereby assigns to EastGroup, effective as of Closing of EastGroup's purchase of the Subject Property, all the rights and benefits of Meridian in, to and under the Meridian Collateral Documents (including, but not limited to, all right, title and interest of Meridian in the Personal Property conveyed by such bills of sale and all rights of Meridian as successor landlord under the Leases), and, to the extent the same are assumable, Eastgroup hereby assumes all the obligations of Meridian thereunder. Meridian shall, at the request of EastGroup and at EastGroup's sole cost and expense, endeavor in good faith to enforce Meridian's rights, if any, under the Meridian Collateral Documents against Sellers, or either of them, for the benefit of EastGroup. Similarly, Meridian shall, at the request of EastGroup and at EastGroup's sole cost and expense, endeavor in good faith to enforce against the Sellers, or either of them, any continuing obligations of the Sellers, or either of them, under any of the Purchase Agreements, for the benefit of EastGroup, it being the intent of the parties hereto that EastGroup shall have the benefit, if any, through Meridian, of the covenants and representations of Sellers under the Purchase Agreements in respect of the Subject Property. EastGroup acknowledges that Meridian has made no warranty, express or implied, respecting the accuracy or assignability of the Meridian Collateral Documents.

     11. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

     12. FURTHER ASSURANCES. Meridian and EastGroup each agree to execute and deliver to the other, upon demand, such further documents, instruments and conveyances, and shall take such further actions as are necessary or desirable to effectuate this Agreement. Such actions shall include, but not be limited to, the correction of any manifest errors that may occur in the Settlement/Closing statements or any of the other Closing documents.

     13. ATTORNEYS' FEES. Upon the bringing of any action, suit or arbitration by any party against the other party arising out of this Agreement or the subject matter hereof, the party in whose favor final judgment shall be entered shall be entitled to recover from the other party all costs and expenses of suit including, without limitation, reasonable attorneys' fees and costs.

     14. BROKERS. Meridian represents and warrants to EastGroup, and EastGroup represents and warrants to Meridian, that no broker or finder has been engaged by it in connection with the transaction contemplated by this Agreement. In the event of any such claims for brokers' or finders' fees, EastGroup shall indemnify, save harmless and defend Meridian from and against such claims if they shall be based upon any statement or representation or agreement by EastGroup, and Meridian shall indemnify, save harmless and defend EastGroup if such claims shall be based upon any statement, representation or agreement made by Meridian. The foregoing indemnities shall survive the Closing or termination of this Agreement.

     15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one instrument. This Agreement may be executed by fax, with originals to follow.

     IN WITNESS WHEREOF, Meridian and EastGroup have executed this Agreement as of the date first set forth above.

                              MERIDIAN INDUSTRIAL TRUST, INC.,
                              a Maryland corporation


                              By:
                                   ------------------------------

                              Its:
                                   ------------------------------

                              EASTGROUP PROPERTIES, L.P.,
                              a Delaware limited partnership

                              By:  EastGroup Properties General
                                   Partners, Inc.,
                                   a Delaware corporation
                              Its: Sole General Partner


                                   By:
                                        -------------------------
                                   Name:
                                        -------------------------
                                   Its:
                                        -------------------------


                                   By:
                                        -------------------------
                                   Name:
                                        -------------------------
                                   Its:
                                        -------------------------

EXHIBIT A

                                  EXHIBIT A-23
                                   1720 LEWIS
                                JACKSONVILLE, FL

[TITLE IS IN THE-NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A part of Section 7, Township 2 South, Range 26 East, Duval County, Florida, being more particularly described as follows:

COMMENCING at the intersection of the Easterly right of way lien of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East along said Southerly right of way line of 12th Street, a distance of 961.01 feet; thence South 00 35'55" West along the Easterly line of those certain lands described in Official Records Volume 5570, Page 1033 of the Current Public Records of said County, a distance of 1275.00 feet to the Southeast corner thereof for a POINT OF BEGINNING; thence North 89 15'10" East, a distance of 541.56 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way as now established) said right of way line being a curve concave Westerly and having a radius of 845.28 feet; thence Southerly around and along said curve and along said Westerly right of way line, an arc distance of 166.60 feet, said arc being subtended by a chord bearing and distance of South 17 39'59" West, 166.33 feet to the point of tangency of said curve, thence South 23 18'45" West, and continuing along said Westerly right of way line, a distance of 280.09 feet to the point of curvature of a curve to the left, concave Easterly and having a radius of 984.66 feet; thence Southerly around and along the arc of said curve and continuing along said Westerly right of way line, an arc distance of 50.16 feet, said arc being subtended by a chord bearing and distance of South 21 51'11" West, 50.16 feet; thence South 89 15'10" West, a distance of 816.36 feet; thence North 00 35'55" East, a distance of 460.00 feet to the Southwest corner of said lands described in Official Records Volume 5570, Page 1033; thence North 89 15'10" East, along the South line of said last mentioned lands, a distance of
450.00 feet to the Southeast corner thereof and the POINT OF BEGINNING.

Containing 9.609 acres.

                                  EXHIBIT A-24
                                   2000 LEWIS
                                JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

PARCEL 1:

A portion of Section 7, Township 2 South, Range 26 East, Duval County, Florida and being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East, along said Southerly right of way line, a distance of 961.01 feet; thence South 00 35'55" West, a distance of
701.00 feet to the POINT OF BEGINNING; thence North 89 15'10" East, a distance of 538.02 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way); thence South 02 25'19" East, along last said line, a distance of 15.17 feet to its intersection with the arc of a curve concave Easterly and having a radius of 45.00 feet; thence Southerly along and around the arc of said curve, an arc distance of 75.69 feet, said arc being subtended by a chord bearing and distance of South 02 25'19" East, 67.08 feet; thence South 02 25'19" East, and continuing along said Westerly right of way line of Lewis Industrial Drive, a distance of 280.24 feet to the Point of Curvature of a curve to the right; thence along and around the arc of said curve concave Westerly and having a radius of 845.28 feet and continuing along said Westerly right of way line, an arc distance of 69.57 feet, said arc being subtended by a chord bearing and distance of South 00 03'51" East, 69.55 feet; thence South 89 15'10" West, a distance of 557.93 feet; thence North 00 35'55" East, a distance of 432.00 feet to the POINT OF BEGINNING.

Containing 5.4297 acres, more or less.

Being the same lands recorded in Official Records Volume 6267, Page 1833.

PARCEL 2:

A part of Section 7, Township 2 South, Range 26 East, Duval County, Florida, being more particularly described as follows:

COMMENCING at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way) with the Southerly right of way line of 12th Street (a 60 foot right of way); thence North 89 15'10" East along said Southerly right of way line of 12th Street, a distance of 961.01 feet, thence South 00 35'55" West along the Easterly line of those certain lands described in

Official Records Volume 5570, Page 1033 of the Current Public Records of said County, a distance of 1133.00 feet for a POINT OF BEGINNING; thence North 89 15'10" East along the Southerly line of those certain lands described in Official Records Volume 6267, Page 1833 of said Current Public Records, a distance of 557.93 feet to a point situate in the Westerly right of way line of Lewis Industrial Drive (a 60 foot right of way as now established) said right of way line being a curve concave Westerly and having a radius of 845.28 feet; thence Southerly around and along said curve and along said Westerly right of way line, an arc distance of 143.49 feet, said arc being subtended by a chord bearing and distance of South 07 09'24" West, 143.32 feet; thence South 89 15'10" West, a distance of 541.56 feet to the Southeast corner of said lands described in Official Records Volume 5570, Page 1033; thence North 00 35'55" East, along said Easterly line of said last mentioned lands, a distance of
142.00 feet to the POINT OF BEGINNING.

Containing 1.7983 acres.

                                  EXHIBIT A-25
                                2115 NORTH ELLIS
                                JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A parcel of land lying in the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 54 of the Current Public Records of said County, and the Northerly line of that 60 foot drainage easement described in agreement of September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); from the Point of Reference thus described run thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, a distance of 858.61 feet to a point for a POINT OF BEGINNING; thence continue North 00 35'55" East, along said right of way line, a distance of 464.39 feet to the point of intersection of said Easterly right of way line with the Southerly right of way line of 12th Street (formerly Mays Road, a 60 foot right of way as now established); thence North 89 15'10" East, along said Southerly right of way line, a distance of 435.99 feet to the point of intersection of said Southerly right of way line and the centerline of said drainage easement; thence South 00 35'55" West, along said centerline, a distance of 456.38 feet to a point; thence South 88 12'05" West, a distance of 436.25 feet to the POINT OF BEGINNING.

The lands thus described contain 4.292 acres, more or less, exclusive of the lands lying within said drainage easement.

DRAINAGE EASEMENT

A portion of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, as more particularly described as follows:
COMMENCE at the point of intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 34 of the Public Records of said County and the Northerly line of that 60 foot drainage easement described in agreement dated September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, 858.61 feet, thence North 88 12'05" East, 120.00 feet to the

POINT OF BEGINNING; thence continue North 88 12'05" East, 270.00 feet; thence South 00 35'55" East, 15.00 feet; thence South 88 12'05" West, 270.00 feet; thence North 00 35'55" West, 15.00 feet to the POINT OF BEGINNING.

Containing 0.0930 acres, more or less.

(Revised description for O.R.V. 5572, Pg. 1729
15 FOOT WATER LINE EASEMENT

A part of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Duval County, Florida, lying 7.5 feet either side of the following described centerline: COMMENCING at the intersection of the Southerly right of way line of West 12th Street (a 60 foot right of way) with the Easterly right of way line of Ellis Road (a 70 foot right of way); thence South 00 35'55" West, along said Easterly right of way line of Ellis Road, a distance of 454.50 feet for a POINT OF BEGINNING of said centerline; thence North 89 24'05" East, a distance of
99.32 feet; thence North 44 24'05" East, a distance of 29.50 feet; thence North 89 24'05" East, a distance of 316.22 feet to a point situate in the centerline of that certain 60 foot County Drainage Easement (by agreement dated September 2, 1964) which lies South 00 35'55" East, a distance of 434.77 feet, as measured along said centerline of County Drainage Easement from said Southerly right of way line of West 12th Street and the terminus of said centerline.

                                  EXHIBIT A-26
                                2001 NORTH ELLIS
                                JACKSONVILLE, FL

[TITLE IS IN THE NAME OF ONE FEDERAL STREET JOINT VENTURE, A MASSACHUSETTS GENERAL PARTNERSHIP FOR AN UNDIVIDED 50%; THE PRUDENTIAL INSURANCE COMPANY OF AMERICA FOR AN UNDIVIDED 50%]

A parcel of land lying in the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, being more particularly described as follows:

COMMENCE at the intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line also being the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 54 of the Current Public Records of said County, and the Northerly line of that 60 foot drainage easement described in agreement of September 2, 1964 between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida). From the Point of Reference thus described, run South 00 35'55" West, along said Easterly right of way line of Ellis Road, a distance of 30.03 feet to a point on the Centerline of said drainage easement for a POINT OF BEGINNING; thence North 00 35'55" East, along said right of way line, a distance of 888.64 feet to a point; thence North 88 12'05" East, a distance of 436.25 feet to a point on the centerline of said drainage easement; thence South 00 35'55" West, along said centerline, a distance of 888.64 feet to an angle point in said centerline, thence South 88 12'05" West, along said centerline, a distance of 436.25 feet to the POINT OF BEGINNING.

The lands thus described contains 8.00 acres, more or less, exclusive of the lands lying within said drainage easement.

DRAINAGE EASEMENT

A portion of the Northwest 1/4 of Section 7, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, as more particularly described as follows:
COMMENCE at the point of intersection of the Easterly right of way line of Ellis Road (a 70 foot right of way as now established) with the Easterly prolongation of the South line of the Northwest 1/4 of the Northwest 1/4 of said Section (said line being also the Easterly prolongation of the Southerly line of Mays Subdivision, as recorded in Plat Book 6, Page 34 of the Public Records of said County and the Northerly line of that 60 foot drainage easement described in agreement dated September 2, 1964, between Seaboard Airline Railroad Company and the Board of County Commissioners of Duval County, Florida); thence North 00 35'55" East, along said Easterly right of way line of Ellis Road, 858.61 feet; thence North 88 12'05" East, 120.00 feet to the Point OF BEGINNING; thence continue North 88 12'05" East, 270.00 feet, thence South 00 35'55"

East, 15.00 feet; thence South 88 12'05" West, 270.00 feet; thence North 00 35'55'' West, 15.00 feet to the POINT OF BEGINNING.

Containing 0.0930 acres, more or less.

EXHIBIT A-27
460 AND 500 NORTH ELLIS
JACKSONVILLE, FL

Phase I: A part of the northwest 1/4 of the northwest 1/4, Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way as described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of 40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 89 degrees 26 minutes 50 seconds west, 1245.83 feet, to a point on the westerly line of that certain 20 foot perpetual right of way and easement for drainage, recorded in O.R. Volume 1969, Page 581 and Page 584 of the current public records of said county; thence north 00 degrees 45 minutes 10 seconds west, along last said line 377.44 feet; thence north 88 degrees 25 minutes 10 seconds east, 1254.39 feet; to a point on the aforementioned westerly right of way line of Ellis Road; thence south 00 degrees 27 minutes 20 seconds west, along last said line 400.00 feet to the point of beginning.

Phase II: A part of the northwest 1/4 of the northwest 1/4, and a part of the southwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west, along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of 40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 00 degrees 04 minutes 04 seconds east, along said westerly right of way line of Ellis Road, a distance of 275.63 feet; thence south 89 degrees 26 minutes 50 seconds west, 831.58 feet to a point lying in the easterly line of that certain 80 foot D.O.T. drainage easement recorded in O.R. Volume 2841, Page 814, and O.R. Volume 2831, Page 1026, of the current public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, along said easterly line of the aforedescribed easement, a distance of 341.83 feet; run thence south 89 degrees 26 minutes 50 seconds west, a distance of 80.00 feet to a point lying on the westerly line of the aforedescribed 80 foot drainage easement, said point also being the intersection with a curve concave northeasterly, having a radius of 385.28 feet and a central angle of 64 degrees 48 minutes 00 seconds; run thence along and around the arc of said curve, an arc length of 435.74 feet, said arc being subtended by a chord having a bearing of north 49 degrees 16 minutes 28 seconds west, and a distance of 412.89 feet to a point of intersection with the easterly line of that certain 20 foot perpetual right of way and easement for drainage recorded in O.R. Volume 1969, Page 581, and Page 584, of the current public records of said county; run thence south 89 degrees 14 minutes 51 seconds west, a distance of 20.00 feet to the westerly line of the aforementioned 20 foot perpetual right of way and easement for drainage; run thence north 00 degrees 45 minutes 10 seconds west, along said westerly line, a distance of 345.14 feet; thence north 89 degrees 26 minutes 50 seconds east, 1245.83 feet to the point of beginning.

Phase I and Phase II described together as follows:

A part of the northwest 1/4 of the northwest 1/4, and a portion of the southwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East, Jacksonville, Duval County, Florida, and all being more particularly described as follows:

Commence at the intersection of the centerline of Ellis Road, an original 60 foot right of way described in O.R. Volume 425, Page 417, of the current public records of said county, with the centerline of Broadway Avenue (a 60 foot right of way as now established), said point being the southeasterly corner of said northwest 1/4 of the northwest 1/4 of Section 18, Township 2 South, Range 26 East; thence south 88 degrees 25 minutes 10 seconds west, along the westerly prolongation of the centerline of Broadway Avenue and the southerly line of said northwest 1/4 of the northwest 1/4, a distance of 40.03 feet to the present westerly right of way line of Ellis Road and to the point of beginning; thence south 00 degrees 04 minutes 04 seconds east, 275.63 feet to a point; thence south 89 degrees 26 minutes 50 seconds west 831.58 feet to a point lying on the easterly line of that certain 80 foot D.O.T. drainage easement recorded in O.R. Volume 2841, Page 814, and O.R. Volume 2831, Page 1026, of the current public records of said county; run thence south 00 degrees 31 minutes 37 seconds east, along said easterly line of the aforedescribed easement, a distance of 341.83 feet; run thence south 89 degrees 26 minutes 50 seconds west, a distance of 80 feet to a point lying on the westerly line of the aforedescribed 80 foot drainage easement, said point also being the intersection with a curve concave northeasterly, having a radius of 385.28 feet and a central angle of 64 degrees 48 minutes 00 seconds; run thence along and around a curve of said arc, an arc length of 435.74 feet, said arc being subtended by a chord having a bearing of north 49 degrees 16 minutes 28 seconds west, and a distance of 412.89 feet to a point of intersection with the easterly line of that certain 20 foot perpetual right of way and easement for drainage recorded in O.R. Volume 1969, Page 581, and Page 584, of the current public records of said county; run thence south 89 degrees 14 minutes 51 seconds west, a distance of 20 feet to the westerly line of the aforementioned 20 foot perpetual right of way and easement for drainage; run thence north 00 degrees 45 minutes 10 seconds west along said westerly line, a distance of 722.58 feet; thence north 88 degrees 25 minutes 10 seconds east, 1254.39 feet to a point on the aforementioned westerly right of way line of Ellis

Road; thence south 00 degrees 27 minutes 20 seconds west, along said line 400 feet to the point of beginning.

EXHIBIT A-28
PARKWAY CENTER
NEW ORLEANS, LA

LOT 15, PARCEL 1, ELMWOOD INDUSTRIAL PARK

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, State of Louisiana, designated as Lot 15 of Parcel 1, Elmwood Industrial Park, on a plan of subdivision by J. J. Krebs & Sons, Inc., dated August 28, 1973, approved by the Jefferson Parish Council on September 27, 1973, by Ordinance No. 11367, registered in COB 801, folio 825, and according to which plan said Parcel 1 is bounded by Pepsi Street, Elmwood Parkway (formerly Wholesalers Parkway), Edwards Avenue, Commerce Point and Jefferson Highway and Lot 15 is more particularly described as follows:

Begin at the intersection of the southerly right of way line of Pepsi Street and the westerly right of way line of Elmwood Parkway, the point of beginning. Measure thence from the point of beginning along said westerly line S18(37'56"E a distance of 275.05'; thence S41(12'39"W a distance of 655.52'; thence S41(54'49"W a distance of 31.91'; thence N34(07'04"E a distance of 58.57'; thence in a northerly direction along the arc of a curve to the left having a radius of 440.75' an arc length of 405.78', a chord of N07(44'34"E a chord distance of 391.60'; thence N18(37'56"W a distance of 236.40'to a point on the southerly right of way line of Pepsi Street; thence along said southerly line N71(44'19"E a distance of 374.00' to a point on the westerly right of way line of Elmwood Parkway, the point of beginning.

All as more fully shown on plan of survey by Krebs, LaSalle, LeMieux Consultants, Inc. dated February 26, 1997.

EXHIBIT A-29
CYPRESS POINT BUSINESS CENTER
NEW ORLEANS, LA

Lot 7 - ELMWOOD INDUSTRIAL PARK, PARCEL 2

A certain piece or portion of ground, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, Elmwood Industrial Park, Parcel 2 designated L0T 7 as identified on a plan of resubdivision by J.
J. Krebs & Sons, Inc. dated January 21, 1977, approved by the Jefferson Parish Council Ordinance No 12848 on May 5, 1977 and registered in COB 892, folio 796, and more fully described as follows:

Commence at the intersection of the northerly right of way line of Pepsi Street and the westerly right of way line of Distributors Row, thence along said westerly line N18(15'15"W a distance of 275.00 feet to a point, the point of beginning.
Measure thence from the point of beginning S71(44'45"W a distance of 445.35 feet to a point;

thence N18(15'41"W a distance of 314.70 feet to a point;

thence N71(44'45"E a distance of 445.40 feet to a point on the westerly right of way line of Distributors Row;

thence along said line S18(15'15"E a distance of 314.70 feet to the point of beginning.

Said LOT 7 has an area of 139,754.42 square feet or 3.208 acres, more or less.

All as more fully shown on a plan by Krebs, LaSalle, LeMieux Consultants, Inc. dated February 28, 1997.

EXHIBIT A-30
RIVERBEND OFFICE/SERVICE CENTER
ST. ROSE, LA

TRACT I

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in Section 39, Township 12 South, Range 9 East, Parish of St. Charles, in the Southeastern District of the State of Louisiana on the left descending bank of the Mississippi River, being a portion of the upper portion of Fairview Plantation on the East Bank of the Mississippi River, identified as Parcel FP-1 on a plan of re-subdivision of Gerald Swanson, dated November 2, 1982, approved by the Parish of St. Charles Ordinance No. 83-1-9 on January 18, 1983, filed in COB 292, folio 734, and according to said plan, Parcel FP-1 is more particularly described as follows:

Begin at the intersection of the southerly right of way line of Airline Highway and the easterly right of way line of Riverbend Boulevard; thence along the southerly right of way of Airline Highway N72(51'35"E a distance of 410 feet to a point;

thence S16(10'00"E a distance of 575.08 feet to a point;

thence S72(51'35"W a distance of 410 feet to a point on the easterly right of way line of Riverbend Boulevard;

thence along said right of way line N16(10'00"W a distance of 575.08 feet to the point of beginning.


TRACT II


A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of St. Charles, State of Louisiana in that area known as Riverbend Business Park and identified as Lot 7-A on a plan of re-subdivision of Gerald Swanson, Land Surveyor, dated March 28, 1989, approved by the Parish of St. Charles Council on April 21, 1989, filed on April 25, 1989 in COB 404, folio 519, and in accordance with said plan, Lot 7-A is more particularly described as follows:

Begin at the intersection of the easterly right of way line of Riverbend Boulevard and the northerly right of way line of Y. & M. V. Railroad, thence along the easterly right of way line of Riverbend Boulevard along a curve to the left, with a radius of 193.42 feet, an arc length of 118.17 feet, a chord of N73(40'08"W, a chord length of 116.35 feet to a reverse curve;

thence along a curve to the right having a radius of 125.40 feet, an arc length of 162.20 feet, a chord of N54(07'02"W, a chord length of 151.13 feet to a point on the southerly right of way line of the L. & A. Railroad right of way line;

thence along said right of way line N72(56'16"E a distance of 434.62 feet to a point on the line common to Lots 7-A and 7-B;

thence S25(02'00"E a distance of 148.69 feet to a point on the northerly right of way line of Y. & M. V. Railroad;

thence S64(58'00"W a distance of 269.65 feet to a point on the easterly right of way line of River Bend Boulevard, the point of beginning.

EXHIBIT A-31
RIVERBEND WAREHOUSE #2
ST. ROSE, LA

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, St. Charles Parish,
Section 39, T12S, R9E, in that area known as Riverbend Business Park and identified as LOT 4-A on a plan of re-subdivision prepared by J. J. Krebs & Sons, Inc., dated September 7, 1990, Job No. 900511, approved by St. Charles Parish on September 17, 1990, and filed in COB 428, folio 518, and in accordance with said plan of re-subdivision, LOT 4-A is more particularly described as follows: Begin at the near point of curvature of the northwest intersection of Delta Drive and Jefferson Highway; thence along the arc of a curve to the right having a radius of 35 feet a length of 39.56 feet to a point on the northerly right of way line of Jefferson Highway;

thence S48(36'00"W a distance of 381.86 feet to a point;

thence N16(10'00"W a distance of 1,012.15 feet to a point;

thence N73(50'00"E a distance of 365.50 feet to a point on the westerly right of way line of Delta Drive;

thence along said right of way line S16(10'00"E a distance of 817.70 feet to the point of beginning.

EXHIBIT A-32
RIBERBEND WAREHOUSE #1
ST. ROSE, LA

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the State of Louisiana, St. Charles Parish,
Section 39, T12S, R9E, in that area known as Riverbend Business Park and identified as LOT 3 on a plan of re-subdivision prepared by J. J. Krebs & Sons, dated May 16, 1980, Dwg. No. G-73-003-02-A, and approved by St. Charles Parish Police Jury Ordinance No. 84-5-3, authorizing an Act of Dedication filed in COB 315, folio 394, and in accordance with said plan of re-subdivision, Lot 3 is more particularly described as follows:

Begin at the near point of curvature of the northeast intersection of Jefferson Highway and River Bend Boulevard, thence along the easterly right of way line of River Bend Boulevard, N16(10'00"W a distance of 1,706.00 feet to a point;

thence along the arc of a curve to the right having a radius of 35 feet an arc length of 49.56 feet, chord bearing of N42(24(00(E a chord distance of 45.52 feet to a point of tangency;

thence N64(58'00"E a distance of 339.95 feet to a point;

thence S16(10'00"E a distance of 1,675.92 feet to a point on the northerly right of way line of Jefferson Highway;

thence along said northerly right of way line S48(39'00W a distance of 348.87 feet to a point;


thence along the arc of a curve to the right; having a radius of 35 feet an arc length of 70.39 feet, chord bearing of N73(47(00(W a chord distance of 59.11 to the point of beginning.

Improvements thereon bear Municipal No. 100 River Bend Boulevard.

A CERTAIN PIECE OR PORTION OF GROUND, together with all the buildings and improvements thereon, situated in the Parish of Jefferson, in that area known as Elmwood Industrial Park, Parcel 2 thereof, and identified as Lot 7 on a plan of re-subdivision of J.J. Krebs & Sons, Inc., dated January 21, 1977, approved by Jefferson Parish Council Ordinance No. 12848 on May 5, 1977 and registered in COB 892, folio 796, and in accordance with said plan of re-subdivision, said Lot 7 is more particularly described as follows:

Commence at the southwest intersection of Mounes Street and Distributors Row, thence along the westerly right of way line of Distributors Row S18(15'15"E a distance of 314.70 feet to a point;

thence leaving said right of way S71(44'45"W a distance of 445.35 feet to a point;

thence N(14'41"W a distance of 314.70 feet to a point;

thence N71(44'45"E a distance of 445.40 feet to the point of beginning.

                                    EXHIBIT B

                          ALLOCATION OF PURCHASE PRICE




                                                                  Allocated
Property                               Address                      Price
--------                               -------                    ---------

460 and 500 North Ellis            Jacksonville, FL              $7,825,672
Road

1720 Lewis                         Jacksonville, FL              $ 2,911,189


2000 Lewis                         Jacksonville, FL              $ 2,136,670

2155 North Ellis Road              Jacksonville, FL              $ 2,856,797

2001 North Ellis Road              Jacksonville, FL              $ 4,692,679

Parkway Center                     New Orleans, LA               $ 6,928,256

Cypress Point Business             New Orleans, LA               $ 2,207,659
Center

Riverbend Office/Service           St. Rose, LA                  $ 2,257,946
Center

Riverbend Warehouse No. 2          St. Rose, LA                  $ 5,820,356

Riverbend Warehouse No. 1          St. Rose, LA                  $12,072,621
                                                                  ----------

                                          TOTAL                  $49,709,845
                                                                  ----------
                                                                  ----------

                                    EXHIBIT C

                             LIST OF LOAN DOCUMENTS


FLORIDA PROPERTIES

     1. Promissory Note ("Florida Note") dated September 23, 1997 in principal amount of $18,300,000, from EastGroup Properties, L.P. ("EastGroup"), maker, to Meridian Industrial Trust, Inc. ("Meridian"), payee.

     2. Mortgage and Security Agreement dated September 23, 1997, from EastGroup to Meridian, securing payment of the Florida Note and encumbering those projects comprising the Subject Property which are located in the State of Florida.

     3. Assignment of Rents and Leases dated September 23, 1997, from EastGroup to Meridian, securing payment of the Florida Note and encumbering those projects comprising the Subject Property which are located in the State of Florida.

     4.   State of Florida UCC-1 Financing Statements.


LOUISIANA PROPERTIES

     1. Promissory Note ("Louisiana Note") dated September 23, 1997 in principal amount of $26,700,000, from EastGroup, maker, to Meridian, payee.

     2. Mortgage, Security Agreement and Assignment of Leases and Rents dated September 23, 1997, from EastGroup to Meridian, securing payment of the Louisiana Note and encumbering those projects comprising the Subject Property which are located in the State of Louisiana.

     3. Assignment of Rents and Leases dated September 23, 1997, from EastGroup to Meridian, securing payment of the Louisiana Note and encumbering those projects comprising the Subject Property which are located in the State of Louisiana.

     4.   State of Louisiana UCC-1 Financing Statements.

                                    EXHIBIT D

                           PROFORMA POLICIES ISSUED BY
                     FIRST AMERICAN TITLE INSURANCE COMPANY
                                       TO
                           EASTGROUP PROPERTIES, L.P.


      PROPERTY

FLORIDA

      460 and 500 Ellis Road            FA-C-984       $ 7,825,672

      1720 Lewis Road                   FA-C-978       $ 2,911,189

      2000 Lewis Road                   FA-C-979       $ 2,136,670

      2155 North Ellis                  FA-C-981       $ 2,856,797

      2001 North Ellis                  FA-C-982       $ 4,692,679


LOUISIANA

      Parkway Center                    N.A. 19791     $ 6,928,256

      Cypress Point                     N.A. 19792     $ 2,207,659

      Riverbend Office/Service Center   N.A. 19793     $ 2,257,946

      Riverbend Warehouse No. 2         N.A. 19794     $ 5,820,356

      Riverbend Warehouse No. 1         N.A. 19795     $12,072,621